UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 10, 2006

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

          Indiana                        0-12422               35-1562245
  State or Other Jurisdiction       Commission File No.     I.R.S. Employer
  of Incorporation or Organization                         Identification Number


                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.         Financial Statements and Exhibits

     MainSource Financial Group, Inc., has entered into an agreement to merge with HFS Bank, F.S.B., a federal savings bank which has, to date, filed its financial statements with the Office of Thrift Supervision. Accordingly, MainSource is filing certain financial statements of HFS with the Securities and Exchange Commission in order to make those financial statements available to be incorporated by reference into MainSource's documents filed under the Securities Act of 1933 and the Securities Exchange Act of 1934.


     (c) Exhibits

     Exhibit No.          Description
     -----------          -----------

        99.1 Financial Statements of HFS Bank, F.S.B. for the quarter ended December 31, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MAINSOURCE FINANCIAL GROUP, INC.

Date:    April 10, 2006              By:  /s/ James L. Saner, Sr.
                                         -------------------------------------
                                         James L. Saner, Sr.
                                         President and Chief Executive Officer